UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM  8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 7, 2017

_______________________________________________________________________
LEE ENTERPRISES, INCORPORATED
 (Exact name of Registrant as specified in its charter)

_______________________________________________________________________

Delaware	1-6227	42-0823980
(State of Incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

201 N. Harrison Street, Davenport, Iowa	52801
(Address of principal executive offices)	(Zip Code)

(563) 383-2100
Registrant's telephone number, including area code

_____________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Explanatory Note

This Current Report on Form 8-K/A (the "Amendment") is being filed as an amendment to the Current Report on Form 8-K filed by Lee Enterprises, Incorporated (the "Company") on February 27, 2017 (the "Original 8-K"). The Original 8-K was filed with the Securities and Exchange Commission to report the results of the matters submitted to a vote by the Company's stockholders at the Company's 2017 Annual Meeting of Stockholders held on February 22, 2017. The sole purpose of this Amendment is to disclose, in accordance with Item 5.07(d) of Form 8-K, the Company's decision as to how frequently the Company will conduct future shareholder advisory votes regarding the compensation of the Company's named executive officers.

Item 5.07      Submission of Matters to a Vote of Security Holders

           (d)   Consistent with the recommendation of the Board of Directors of the Company as set forth in the Company's proxy statement for its 2017 annual meeting, the Board of Directors has determined, after consideration, to continue holding an advisory stockholder vote on the compensation of the Company's  named executive officers every three years. This policy will remain in effect until the next stockholder vote on the frequency of stockholders votes regarding the compensation of the Company's named executive officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LEE ENTERPRISES, INCORPORATED

Date: July 7, 2017	By:
Ronald A. Mayo
Vice President, Chief Financial Officer,
and Treasurer